UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 16, 2005
Eyetech Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50516	13-4104684

(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

3 Times Square, 12th Floor
New York, NY	10036

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 824-3100

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On September 16, 2005, Eyetech Pharmaceuticals, Inc. issued a press release with respect to Macugen® (pegaptanib sodium injection) receiving a positive opinion for treatment of neovascular age-related macular degeneration from the European Medicines Agency.
     The full press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The filing of the attached information is not an admission as to the materiality of any of the information set forth therein or herein.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
     The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press Release, dated September 16, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2005	EYETECH PHARMACEUTICALS, INC.

	By:	Glenn P. Sblendorio

	Name:	Glenn P. Sblendorio
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated September 16, 2005 with respect to Macugen® (pegaptanib sodium injection) receiving a positive opinion for treatment of neovascular age-related macular degeneration from the European Medicines Agency